UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                 Current report pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                January 18, 2007

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                              Kansas City Southern
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                   1-4717                44-0663509
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or Organization)                               Identification No.)

                              427 West 12th Street
                           Kansas City, Missouri 64105
                                 (816) 983-1303
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
Year.

On January 18, 2007, Kansas City Southern (the "Company") amended Sections 2, 3, 4 and 5 of the Company's Bylaws, as amended and restated, to permit the issuance and transfer of shares of the Company's common stock and preferred stock in uncertificated form. The amendment is effective as of January 18, 2007. The Company's Bylaws previously provided that all shares of Company stock were to be represented by certificates.


Item 9.01.  Financial Statements and Exhibits.


(d)  Exhibits.

3.1 Text of the Amended Corporate Bylaws of Kansas City Southern


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                KANSAS CITY SOUTHERN
Date: January 19, 2007

                               By:  /s/ Michael K. Borrows
                                    --------------------------------------------
                                    Name:  Michael K. Borrows
                                    Title: Vice President - Financial Reporting
                                           & Tax (Principal Accounting Officer)